AGREEMENT TO ASSIGN LITIGATION PROCEEDS
                     ---------------------------------------


      THIS AGREEMENT ("Agreement") is made and entered into as of September 11, 1996, between International Fast Food Corporation, a Florida corporation (the "Buyer") and International Fast Food Polska, a Polish limited liability corporation ("IFFP").


                                    RECITALS
                                    --------

A. The Buyer and IFFP (collectively, the "Companies") are parties to that certain cause of action known as International Fast Food Corporation and International Fast Food Polska Sp. zo.o. v. Burger King Corporation (Case No. 95-05130 CA 02) in the Circuit Court of the 11th Judicial Circuit in and for Dade County, Florida (the "BKC Litigation").

B. IFFP desires to assign the IFFP Assigned Proceeds (as hereinafter defined) to Buyer in order to discharge part of its obligations to the Buyer and to assign to Buyer all of IFFP's claims against Burger King Corporation asserted in the BKC Litigation.

C. Buyer desires to purchase the IFFP Assigned Proceeds for the purchase price of $125,000.00 (the "Purchase Price), under the terms and conditions set forth herein.

D. IFFP and Buyer agree that the value of the IFFP Assigned Proceeds cannot be readily determined and that there is a substantial risk that the IFFP Assigned Proceeds may have a value that is less than the Purchase Price and that it may be zero.

E. IFFP entered into similar agreements in January 1996, as amended in July 1996, and assigned part of its proceeds (defined in said agreement, as amended) to Litigation Funding Inc. (collectively "Agreement with Litigation Funding Inc."). The Agreement with Litigation Funding Inc. is attached to this Agreement as Exhibit 1 and incorporated herein by reference.

F. IFFP owes to the Buyer a sum in excess of $125,000 (Owed Sum) which debt results from funds advanced and expenses incurred.

G. Buyer will pay the legal fees of IFFP in connection with the BKC litigation.

H. All terms used in this Agreement shall have the meaning described thereto in Agreement with Litigation Funding Inc. unless this Agreement provides otherwise.

                                    AGREEMENT
                                    ---------

      NOW, THEREFORE, for and in consideration of the premises and of the mutual agreements hereinafter set forth, the parties hereto agree as follows:

      1. PURCHASE PRICE. The Buyer hereby agrees to pay IFFP for the IFFP Assigned Proceeds (as defined below) the consideration of $125,000.00 payable as set forth herein.

      2. ASSIGNMENT. In consideration of the Purchase Price payable pursuant to Section 1., IFFP hereby assigns, sets over, transfers and conveys the IFFP Assigned Proceeds to Buyer free of any claims, liens or other encumbrances whatsoever, other than the rights of Litigation Funding, Inc. under the Agreement with Litigation Funding, Inc. In addition, IFFP also assigns to Buyer all of IFFP's rights and interest in and to all claims and causes of action alleged in arising out of the BKC Litigation.

      3. IFFP PROCEEDS. For the purposes hereof the "IFFP Assigned Proceeds" shall be defined as the difference between the Proceeds and the Assigned Proceeds (as such terms are defined under the Agreement with Litigation Funding, Inc.) to which IFFP shall be entitled with exclusion of other parties.

            a. Proceeds other than cash shall be deemed to have a value equal to the fair market value of such assets on the date such Proceeds payable to IFFP or Buyer are, for any reasons whatsoever, not to be fully paid within ninety (90) days after a Judgment or Settlement, then the net present value of the cash Proceeds to be paid shall be calculated, applying a discount rate equivalent to the prime lending rate of Citibank, N.A., by an independent certified public accountant (the "Appraiser") selected by IFFP and the Buyer. The value of non-cash Proceeds (including, but not limited to Debt Relief Proceeds and Contract Modifications Proceeds) shall be determined by the Appraiser. To the extent that any of the foregoing provisions of this paragraph are inconsistent with the provisions of this Agreement and/or the Agreement with Litigation Funding, Inc., specifically pertaining to the calculation of Sales Proceeds, the provisions of this Agreement and/or the Agreement with Litigation Funding, Inc., specifically pertaining to the calculation of Sales Proceeds shall prevail if Sales Proceeds are being calculated.

            b. In the event that IFFP and the Buyer cannot agree upon an Appraiser, IFFP and the Buyer agree to retain as the Appraiser the first firm on an alphabetical list of the United States of America's six largest accounting firms which is willing to perform the Appraisal and does not have a conflict. The computation of the market value of non-cash Proceeds by the Appraiser shall be final and binding upon the parties hereto. IFFP and the Buyer shall share equally the cost of Appraisal.

      4. SETTLEMENT OF DEBTS. IFFP hereby acknowledges it owes Buyer in excess of the Purchase Price. The parties agree that, as a result of payment by crediting the Purchase Price, the amounts owned by IFFP to Buyer shall be reduced by the Purchase Price.

      5.    ADDITIONAL COVENANTS OF IFFP.

      a. IFFP agrees that IFFP shall pay to Buyer all Proceeds to which Buyer is entitled pursuant to this Agreement promptly after receipt, in no event

                                      - 2 -                           09/11/96
      later than ten (10) business days following IFFP's receipt of such Proceeds, and all such amounts shall be paid without offset or deduction of any amounts, other than any adjustments based upon the rights of Litigation Funding, Inc.

            b. IFFP will make, execute and deliver to Buyer any and all powers of attorney and other instruments, papers and documents which it may lawfully make, execute and deliver, which may be or become necessary to carry out and effectuate the intent and purposes of this Agreement, and otherwise proper or convenient to enable Buyer to reduce to possession, collect, enforce, own or enjoy any and all rights and benefits in, to, with respect to, or in connection with the BKC Litigation, the IFFP Assigned Proceeds, or any part of portion thereof, and upon Buyer's request, to take, in its corporate name, any and all steps and to do any and all things which may be or become convenient or desirable to enable Buyer to enforce such rights (including but not limited to the execution of UCC-1s and other security instruments evidencing Buyer's interests in the IFFP Assigned Proceeds, and the execution and delivery of its notice to Burger King Corporation regarding the assignment of Proceeds to the Buyer hereunder to the extend required by law).

      6. REPRESENTATIONS AND WARRANTIES OF BUYER. Buyer hereby represents and warrants that:

            a. The Buyer shall be responsible for the payment of any costs of litigation, including, without limitation, attorneys fees, witness fees, out-of-pocket expenses and other charges incident to the prosecution of the BKC Litigation.

            b. The Buyer is not aware of any current settlement offers by the BKC Entities which, if accepted by the IFFP, would entitle the Buyer to compensation pursuant to the terms of this Agreement.

            c.    The  Buyer  represents  and  acknowledges   that  all  matters
      relating to IFFP and this Agreement have been explained to its satisfaction and that it understands the speculative nature and risks involved in its investment.

            d.    The  Buyer  is  acquiring  the  IFFP  Assigned   Proceeds  for
      investment solely for its own account and not for distribution, transfer, or resale to others.

            e. The Buyer has been afforded the opportunity to ask questions of, and receive answers from, IFFP and to obtain any additional information, to the extent that IFFP possesses such information or could have acquired it without unreasonable effort or expense, and has in general had access to all information it deemed material to an investment decision with respect to its acquisition of the IFFP Assigned Proceeds.





                                      - 3 -                           09/11/96

            f. The Buyer acknowledges that it has discussed this Agreement with counsel and understands the meaning and legal consequences of the representations and warranties herein.

            g. Buyer acknowledges that its rights and interests in the IFFP Assigned Proceeds is subject and subordinate to all rights granted by IFFP in the Agreement with Litigation Funding, Inc.

      7. REPRESENTATIONS AND WARRANTIES OF IFFP. IFFP hereby represents and warrants to the Buyer, as follows:

            a. IFFP is a corporation duly organized, validly existing and in good standing under the laws of the Republic of Poland, with corporate power to own its properties and to conduct in business as now conducted.

            b. IFFP has full legal right, power and authority to enter into and perform this Agreement, and the execution and delivery of this Agreement by IFFP and the consummation of the transactions contemplated hereby have been duly authorized by the Board of Directors of IFFP. This Agreement constitutes a valid and binding agreement of IFFP.

            c. IFFP is not aware of any offers by the BKC Entities which, if IFFP, would entitle the Buyer to compensation pursuant to the terms of this Agreement.

            d. IFFP has made no admission of insolvency, has made no assignment for the benefit of creditors, and has paid its obligations in the ordinary course of business.

      8.    MISCELLANEOUS.

            a.    IFFP and Buyer  shall  each pay their own  expenses  and costs
      (including without limitation all counsel fees) in connection with this Agreement and the transactions contemplated hereby.

            b. The assignment of the IFFP Assigned Proceeds pursuant to this Agreement is without recourse, and IFFP does not guarantee the payment of judgments which may be entered in its favor. However, IFFP shall not (i) release, discharge or otherwise reduce the benefits of any judgment in its favor arising in connection with the BKC Litigation, nor (ii) enter into a settlement with respect to the BKC Matter without the Buyer's prior written consent.

            c. In the event any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof and this Agreement shall be construed as if such invalidity, illegality or


                                      - 4 -                           09/11/96
      unenforceability shall not affect any other provision hereof and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

            d. Any notice required to be given pursuant to this Agreement must be in writing and may be given by registered or certified mail and, if given by registered or certified mail, shall be deemed to have been given and received when a registered or certified letter containing such notice, properly addressed with postage prepaid, is deposited in the United States mail; and if given otherwise than by registered or certified mail, it shall be deemed to have been given when delivered to and received by the party to whom addressed. Notices shall be given to the parties hereto at the following addresses:

      If to the Buyer:
      ----------------

                        Stephen Groth, Chief Financial Officer
                        International Fast Food Corporation
                        1000 Lincoln Road, Suite 200
                        Miami Beach, Florida  33139

      If to IFFP:
      -----------

                        Leon Blumenthal, President
                        International Fast Food Polska, Sp. zo.o.
                        Jasna 2/4, 3rd Floor
                        00-950 Warszawa, Poland

      Any party hereto may, by giving five calendar days' written notice to the other parties, designate any other address in substitution of the foregoing address to which notices shall be given.

            f. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and permitted assigns, provided that none of the parties hereto may transfer or assign all or any part of their rights or obligations hereunder except to the extent expressly permitted herein. The Buyer may assign its rights and obligations hereunder to an affiliate to any third party.

            g. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Florida. Each of the parties to this Agreement hereby irrevocably submit to the jurisdiction of the state or federal courts located in Dade County, Florida in connection with any suit, action or proceeding that the suit, action or proceeding arising out of or is brought relating to this Agreement and the transactions contemplated hereby, and hereby agree not to assert, by way of motion, as a defense, or otherwise in any suit, action or proceeding that the suit,


                                       - 5 -                           09/11/96
      action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced by such courts. IFFP expressly waives any rights it may have which conflict with the foregoing agreements of IFFP in this paragraph.

            IFFP AND THE BUYER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY AND ALL RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION (INCLUDING BUT NOT LIMITED TO ANY CLAIMS, CROSSCLAIMS AND THIRD PARTY CLAIMS) ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT OR THE SECURITY INTEREST GRANTED HEREIN. EACH OF THEM HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF THE OTHER NOR THE OTHER'S COUNSEL HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE OTHER WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS JURY WAIVER PROVISION. EACH OF THEM ACKNOWLEDGES THAT THIS JURY WAIVER HAS BEEN A MATERIAL INDUCEMENT TO THE BUYER TO ENTER INTO THIS AGREEMENT.

            h. This Agreement constitutes the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and may not be modified or amended except in writing signed by all of the parties hereto.

            i. No term or condition of this Agreement shall be deemed to have been waived nor shall there be any estoppel to enforce any provision of this Agreement except by written instrument of the party charged with such waiver or estoppel.

            j. IFFP shall defend and hold Buyer harmless against all liability, loss or damage, together with all reasonable costs and expenses related thereto (including legal and accounting fees and expenses), arising from this Agreement, provided written notice of any claim is furnished to IFFP on or prior to the second anniversary hereof and such liability, loss or damage is not the result of any (i) actual untruth, inaccuracy or breach, of or default under any representation, warranty, covenant or agreement of Buyer made herein; (ii) violation of law by the Buyer; or (iii) violation of law by an affiliate to the Buyer for the benefit of the Buyer. The Buyer shall have the right to appoint counsel of its own choosing to defend any litigation for which IFFP holds Buyer harmless. Buyer shall, with respect to the representations, warranties, covenants and agreements made by Buyer herein, indemnify, defend and hold the IFFP harmless against all liability, loss or damage, together with all reasonable costs and expenses related thereto (including legal and accounting fees and expenses), arising from the actual or alleged untruth, inaccuracy or breach of or default under any of such representations, warranties, covenants or agreements of Buyer provided that written notice of such claim for indemnification is furnished to Buyer on or prior to the second anniversary hereof.


                                       - 6 -                           09/11/96

            k. In case any one or more of the covenants and/or agreements set forth in this Agreement shall have been breached, the non-breaching party may proceed to protect and enforce its rights either by suit in equity and/or by action at law, including, but not limited to, an action for damages as a result of any such breach and/or an action for specific performance of any such covenant or agreement contained in this Agreement. The party prevailing on the merits in any such suit or action, shall be indemnified against all liability, loss or damage, together with all reasonable costs and expenses related thereto (including legal and accounting fees and expenses).

            l. The Buyer hereby agrees to cover, indemnify, defend and hold IFFP harmless from and against the full amount of all claims, costs, damages, judgments, fees, expenses, obligations, taxes, assessments, liabilities, actions, suits or charges including without limitation, reasonable trial and attorneys fees and expenses made against IFFP or to be paid by IFFP in connection with BKC Litigation.

      This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same agreement. The copies of manually executed signature pages shall be deemed originals until the parties have received manually executed signature pages.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


BUYER:
INTERNATIONAL FAST FOOD CORPORATION


By: /s/ Stephen Groth
    ----------------------------------------
      Stephen Groth


INTERNATIONAL FAST FOOD POLSKA SP. Zo.o.


By: /s/ Leon Blumenthal
    ----------------------------------------
      Leon Blumenthal, President


                                      - 7 -                           09/11/96